UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2026

IT TECH PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-34577	20-4158835
(Commission File Number)	(IRS Employer Identification No.)

Science Park, Juli Road Xushui District, Baoding City Hebei Province, People’s Republic of China	072550
(Address of principal executive offices)	(Zip Code)

(86) 312-8698215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ITP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountants

On April 20, 2026, GGF CPA LIMITED (“GGF”) resigned as independent registered public accounting firm of IT Tech Packaging, Inc. (the “Company”), effective immediately.

There were no disagreements between the Company and GGF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, within the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024 and subsequently up to the date of resignation which disagreements that, if not resolved to GGF’s satisfaction, would have caused GGF to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the Company’s two most recent fiscal years ended December 31, 2025 and subsequently up to the date of resignation.

The Company provided GGF with a copy of this disclosure before its filing with the Securities and Exchange Commission (the “SEC”), providing GGF with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respect in which GGF does not agree with the statements contained herein. A letter from GGF dated April 22, 2026 is attached hereto as Exhibit 16.1.

On April 22, 2026, the Company engaged Montis CPA Limited (“Montis”) to serve as its principal independent accountant, effective immediately. The decision to engage Montis as the Company’s principal independent accountant was approved by the Audit Committee of the Company on April 22, 2026.

During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging Montis, the Company did not consult with Montis regarding (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by Montis that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

16.1	Letter from GGF CPA LIMITED regarding the change in the Registrant’s certifying accountant, dated April 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT TECH PACKAGING, INC.

Date: April 22, 2026	By:	/s/ Zhenyong Liu
		Name:	Zhenyong Liu
		Title:	Chief Executive Officer

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